Income Taxes (Details) - Schedule of summarizes deferred tax assets resulting from differences between financial accounting basis and tax basis of assets and liabilities - USD ($)	Jun. 30, 2021	Dec. 31, 2020
Deferred tax assets
Provision for doubtful accounts	$ 368,833	$ 368,165
Operating loss carryforwards	107,920	456,370
Total deferred tax assets	476,753	824,535
Less: valuation allowance	(368,833)	(368,165)
Net deferred tax assets	107,920	456,370
Deferred tax liabilities
Intangible assets acquired from business combinations	590,326	676,015
Total deferred tax liabilities	$ 590,326	$ 676,015